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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) JANUARY 19, 2005
                                                         ----------------



                             FIDELITY BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


             PENNSYLVANIA             0-22288                   25-1705405
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(State or other jurisdiction     (Commission File              (IRS Employer
of incorporation)                    Number)                Identification No.)


1009 PERRY HIGHWAY, PITTSBURGH, PENNSYLVANIA                     15237
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (412) 367-3300
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)).

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                             FIDELITY BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
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         On January 19, 2005, the Registrant announced its results of operations for the quarter ended December 31, 2004. A copy of the Registrant's earnings release is furnished with this report as Exhibit 99.1.

ITEM 8.01.  OTHER EVENTS
------------------------

         On January 19, 2005, the Registrant also announced that its Board of Directors had declared a quarterly cash dividend of $.12 per share payable February 28, 2005 to stockholders of record as of February 15, 2005. For further information, reference is made to the Registrant's press release, dated January 19, 2005, which is furnished with this report as Exhibit 99.1.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS
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         (c) Exhibits: The following exhibits are furnished with this report.

                  99.1     Press Release, dated January 19, 2004



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     FIDELITY BANCORP, INC.


Date: January 20, 2005               By: /s/ Richard G. Spencer
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                                         Richard G. Spencer
                                         President and Chief Executive Officer
                                         (Duly Authorized Representative)